(2_FIDELITY_LOGOS)FIDELITY

LIMITED TERM MUNICIPAL
INCOME FUND
SEMIANNUAL REPORT
JUNE 30, 1997
CONTENTS


PRESIDENT'S MESSAGE    3     Ned Johnson on investing
                             strategies.

PERFORMANCE            4     How the fund has done over time.

FUND TALK              7     The manager's review of fund
                             performance, strategy and outlook.

INVESTMENT CHANGES     10    A summary of major shifts in the
                             fund's investments over the past six
                             months.

INVESTMENTS            11    A complete list of the fund's
                             investments with their market
                             values.

FINANCIAL STATEMENTS   24    Statements of assets and liabilities,
                             operations, and changes in net
                             assets,
                             as well as financial highlights.

NOTES                  28    Notes to the financial statements.




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first six months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 20% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the first half of the year, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997    PAST 6   PAST 1   PAST 5   PAST 10
                               MONTHS   YEAR     YEARS    YEARS

Limited Term Municipal         2.98%    7.42%    37.87%   101.78%
 Income Fund

Lehman Brothers 1-17 Year      3.00%    7.49%    n/a      n/a
 Municipal Bond Index

Intermediate Municipal Debt    2.50%    6.55%    33.55%   94.75%
 Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-17 Year Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 139 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997          PAST 1   PAST 5   PAST 10
                                     YEAR     YEARS    YEARS

Limited Term Municipal Income Fund   7.42%    6.63%    7.27%

Lehman Brothers 1-17 Year            7.49%    n/a      n/a
 Municipal Bond Index

Intermediate Municipal Debt          6.55%    5.95%    6.88%
 Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
  1987/06/30      10000.00                    10000.00
  1987/07/31      10117.06                    10102.00
  1987/08/31      10147.97                    10124.73
  1987/09/30       9753.15                     9751.43
  1987/10/31       9807.82                     9785.95
  1987/11/30      10038.26                    10041.46
  1987/12/31      10181.28                    10187.16
  1988/01/31      10582.72                    10550.03
  1988/02/29      10626.86                    10661.54
  1988/03/31      10444.86                    10537.87
  1988/04/30      10512.37                    10617.96
  1988/05/31      10546.36                    10587.27
  1988/06/30      10637.86                    10742.16
  1988/07/31      10684.20                    10812.20
  1988/08/31      10696.31                    10821.72
  1988/09/30      10825.36                    11017.59
  1988/10/31      10968.07                    11211.50
  1988/11/30      10909.77                    11108.80
  1988/12/31      11017.81                    11222.45
  1989/01/31      11138.60                    11454.53
  1989/02/28      11056.64                    11323.83
  1989/03/31      11010.96                    11296.77
  1989/04/30      11207.19                    11564.95
  1989/05/31      11392.91                    11805.16
  1989/06/30      11504.79                    11965.47
  1989/07/31      11617.39                    12128.32
  1989/08/31      11557.27                    12009.58
  1989/09/30      11549.64                    11973.79
  1989/10/31      11650.18                    12120.23
  1989/11/30      11790.29                    12332.34
  1989/12/31      11879.99                    12433.22
  1990/01/31      11840.19                    12374.41
  1990/02/28      11929.15                    12484.54
  1990/03/31      11971.11                    12488.29
  1990/04/30      11867.54                    12397.87
  1990/05/31      12050.73                    12668.52
  1990/06/30      12142.96                    12779.87
  1990/07/31      12288.72                    12967.74
  1990/08/31      12264.89                    12779.44
  1990/09/30      12347.95                    12786.73
  1990/10/31      12473.22                    13018.68
  1990/11/30      12639.06                    13280.49
  1990/12/31      12707.51                    13338.26
  1991/01/31      12845.19                    13517.26
  1991/02/28      12969.81                    13634.86
  1991/03/31      13027.60                    13639.76
  1991/04/30      13167.63                    13821.17
  1991/05/31      13267.23                    13944.04
  1991/06/30      13270.69                    13930.24
  1991/07/31      13414.57                    14099.91
  1991/08/31      13543.61                    14285.60
  1991/09/30      13714.28                    14471.60
  1991/10/31      13842.38                    14601.85
  1991/11/30      13852.09                    14642.59
  1991/12/31      14129.07                    14956.82
  1992/01/31      14206.82                    14990.92
  1992/02/29      14258.76                    14995.71
  1992/03/31      14229.31                    15001.26
  1992/04/30      14349.00                    15134.77
  1992/05/31      14470.95                    15312.91
  1992/06/30      14634.73                    15569.86
  1992/07/31      15060.24                    16036.65
  1992/08/31      14948.43                    15880.29
  1992/09/30      15019.47                    15984.15
  1992/10/31      14812.75                    15827.02
  1992/11/30      15115.91                    16110.48
  1992/12/31      15283.07                    16274.97
  1993/01/31      15465.36                    16464.25
  1993/02/28      16024.04                    17059.76
  1993/03/31      15868.20                    16879.44
  1993/04/30      16018.76                    17049.75
  1993/05/31      16121.57                    17145.57
  1993/06/30      16337.15                    17431.73
  1993/07/31      16376.82                    17454.57
  1993/08/31      16711.45                    17817.97
  1993/09/30      16897.18                    18020.92
  1993/10/31      16921.01                    18055.70
  1993/11/30      16809.14                    17896.63
  1993/12/31      17153.74                    18274.43
  1994/01/31      17348.93                    18483.12
  1994/02/28      16949.50                    18004.41
  1994/03/31      16262.44                    17271.27
  1994/04/30      16354.01                    17417.73
  1994/05/31      16499.76                    17568.74
  1994/06/30      16414.41                    17461.40
  1994/07/31      16720.48                    17781.46
  1994/08/31      16779.95                    17842.99
  1994/09/30      16569.02                    17581.05
  1994/10/31      16342.38                    17268.81
  1994/11/30      16022.43                    16956.59
  1994/12/31      16336.82                    17329.81
  1995/01/31      16761.57                    17825.09
  1995/02/28      17161.31                    18343.45
  1995/03/31      17331.30                    18554.21
  1995/04/30      17334.94                    18576.11
  1995/05/31      17766.51                    19168.87
  1995/06/30      17675.71                    19002.10
  1995/07/31      17810.27                    19182.24
  1995/08/31      18057.94                    19425.47
  1995/09/30      18208.61                    19548.43
  1995/10/31      18418.35                    19832.67
  1995/11/30      18626.30                    20161.69
  1995/12/31      18761.70                    20355.45
  1996/01/31      18934.47                    20509.13
  1996/02/29      18873.87                    20370.69
  1996/03/31      18683.87                    20110.36
  1996/04/30      18647.20                    20053.44
  1996/05/31      18628.08                    20045.42
  1996/06/30      18784.32                    20263.72
  1996/07/31      18925.06                    20448.12
  1996/08/31      18927.77                    20443.21
  1996/09/30      19106.56                    20729.41
  1996/10/31      19328.41                    20963.86
  1996/11/30      19628.69                    21347.50
  1996/12/31      19593.77                    21257.84
  1997/01/31      19657.73                    21298.02
  1997/02/28      19815.60                    21493.54
  1997/03/31      19594.39                    21207.03
  1997/04/30      19719.04                    21384.53
  1997/05/31      19970.37                    21706.15
  1997/06/30      20177.61                    21937.32
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Limited Term Municipal Income Fund on June 30, 1987. As the chart shows, by June 30, 1997, the value of the investment would have grown to $20,178 - a 101.78% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,937 - a 119.37% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you
can ride out the market's ups
and downs, you may have a
gain.
(checkmark)
TOTAL RETURN COMPONENTS

            SIX MONTHS   YEARS ENDED DECEMBER 31,
            ENDED
            JUNE 30,

            1997         1996                        1995   1994   1993   1992

Dividend return               2.56%   5.12%    5.83%    5.07%    5.54%    6.21%

Capital appreciation return   0.42%   -0.69%    9.01%   -9.83%    6.70%   1.96%

Total return                  2.98%   4.43%    14.84%   -4.76%   12.24%   8.17%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any.
DIVIDENDS AND YIELD

PERIODS ENDED JUNE 30, 1997              PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.02(cents)   24.42(cents)   49.20(cents)

Annualized dividend rate                 5.03%         5.10%          5.10%

30-day annualized yield                  4.54%         -              -

30-day annualized tax-equivalent yield   7.09%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.73 over the past one month, $9.65 over the past six months and $9.65 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket. A portion of the fund's income may be subject to the alternative minimum tax.
FUND TALK: THE MANAGER'S OVERVIEW


An interview with David Murphy, Portfolio Manager of Fidelity Limited Term Municipal Income Fund
Q. DAVE, HOW DID THE FUND PERFORM OVER THE PAST SIX MONTHS AND PAST YEAR?
A. Fairly well. For the six months that ended June 30, 1997, the fund had a total return of 2.98%. To get a sense of how the fund did relative to its peers, the intermediate municipal debt funds average returned 2.50% for the same period, according to Lipper Analytical Services. The Lehman Brothers 1-17 Year Municipal Bond Index, which tracks the types of securities in which the fund invests, had a six-month return of 3.00%. For the year that ended June 30, 1997, the fund returned 7.42%, while the intermediate municipal debt funds average returned 6.55%, according to Lipper. For the same one-year period, the Lehman Brothers index returned 7.49%.
Q. THE BOND MARKET WAS SOMEWHAT SKITTISH OVER THE PAST SIX MONTHS, YET MUNICIPALS WERE ONE OF THE BETTER-PERFORMING FIXED-INCOME INVESTMENTS. WHAT ACCOUNTED FOR THE MUNICIPAL MARKET'S RELATIVE STRENGTH?
A. All bonds came under pressure when interest rates were rising in the first quarter of 1997, only to rally in the second quarter when rates fell back. Favorable supply and demand factors were the primary reasons why municipals outperformed Treasuries during the period. In fact, much of their strong performance occurred toward the end of the period when the available supply of tax-free bonds was limited. On the demand side of the equation, there was evidence that some investors began to question the high levels of the stock market and redirected some of their investment dollars into the municipal market. Additional municipal purchases were triggered by upcoming issuer calls. By this I mean that municipal issuers were expected to call - or redeem - a record amount of their municipal debt before maturity. In anticipation of those municipal holdings being called, investors bought new municipal bonds in their place, increasing demand and raising prices.
Q. WHICH INDIVIDUAL HOLDINGS MADE SIGNIFICANT CONTRIBUTIONS TO THE FUND'S PERFORMANCE?
A. Bonds issued by Detroit Convention Facilities for the Cobo Hall expansion project performed well and helped the fund. These bonds are backed by a combination of various taxes - including hotel occupancy and liquor excise taxes - which have been coming in a little stronger than expected. Additionally, the fund's stake in a bond issued by California Housing Finance Agency appreciated in price when the market became less worried about the issuer calling away its bonds. Finally, bonds issued by New York City were among the municipal bond market's - and the fund's - best performers. The main reason for their success was that the city's economy continued to expand and tax revenues increased. Other New York bonds also performed well, buoyed by many of the same positives that helped bonds issued by New York City.
Q. HOW DID YOU STRUCTURE THE FUND DURING THE PERIOD?
A. In terms of maturity ranges, I sold some bonds with maturities of between 10 and 20 years to make way for more bonds with maturities of between one and five years. Here's why: During the period, yields on longer-term bonds essentially remained flat, while yields on shorter-term bonds rose. To give you an example, a 15-year Aaa-rated general obligation bond ended the period with a yield of 5.20%, almost exactly where it started the period. In contrast, the yield on a five-year Aaa-rated general obligation bond ended the period at 4.40%, up from 4.25%. One of the basic laws of the bond market is that bond prices generally move in the opposite direction of their yields - when bond yields rise, their prices tend to fall. After their yields had risen, I bought shorter-maturity bonds because I felt that they were attractively priced. They offered higher yields than they had previously and they had the appropriate amount of potential return given their maturity.
Q. WHAT WERE OTHER FUNDAMENTAL ELEMENTS OF YOUR STRATEGY?
A. I continued to keep the fund "barbelled" in terms of the various municipal bond coupons I could pick from. If you picture a barbell, the middle is light and the ends are heavy. That's exactly how the fund looks:
On one end of the barbell are premium-coupon bonds, which pay higher annual income than newly issued bonds and offer downside protection should the market fall. On the other end are discount-coupon bonds, with annual income below newly issued securities. They offer price appreciation potential should the market rally.
Q. DAVE, WE UNDERSTAND THERE WILL BE AN INVESTMENT POLICY CHANGE TO THE
FUND . . .
A. That's right. Effective September 1, 1997, the fund will maintain an average maturity of between three and 10 years under normal conditions, compared to its current maximum average maturity of 12 years. This change is part of a broader effort to streamline and consolidate Fidelity's municipal bond fund offerings to better meet shareholder needs. However, I do not expect this change in the fund's maturity policy to have a significant impact on the management of the fund. The fund's average maturity has been in the seven- to about eight-year range during the past 18 months, and ended the period at 7.4 years - well within the three- to 10-year range.
Q. WHAT'S YOUR OUTLOOK FOR MUNICIPALS?
A. During the past several years, the amount of municipal bonds outstanding has shrunk considerably and, more recently, has helped the municipal market outperform the taxable bond market. I think that the total supply of municipals could increase slightly by the end of this year from current levels. The question is, will there be enough demand to digest that supply? I believe that will depend on how investors perceive the attractiveness of municipals relative to other fixed-income securities and especially to equity investments.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
free from federal income tax
with preservation of capital
FUND NUMBER: 036
TRADING SYMBOL: FLTMX
START DATE: April 15, 1977
SIZE: as of June 30, 1997,
more than $882 million
MANAGER: David Murphy,
since 1989; manager,
various Fidelity and Spartan
municipal income funds;
joined Fidelity in 1989
(checkmark)
DAVID MURPHY ON
OPPORTUNITIES IN ELECTRIC UTILITY
MUNICIPALS:
"One of the most interesting
sectors in the municipal
market today is the electric
utility sector. The electric
industry is in the early stages
of a transformation from one
where electric providers enjoy
monopolistic strongholds on a
given service area to one
where competition will
probably reign. Given the
changing environment, I
have been focusing on
electric utilities that are either
well-prepared to deal with
increased competition or
those that I believe can meet
competitive challenges down
the road, but have been too
severely penalized by the
market today. Even though it
seems inevitable that
competition will increase, I
believe there will be
opportunities to invest
profitably in this sector."
INVESTMENT CHANGES


TOP FIVE STATES AS OF JUNE 30, 1997
                % OF FUND'S    % OF FUND'S
                INVESTMENTS    INVESTMENTS
                               IN THESE STATES
                               6 MONTHS AGO

Texas           17.4           17.3

Massachusetts   11.8           12.2

California      10.9           12.4

New York        9.0            7.3

Pennsylvania    4.8            5.2

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997
                        % OF FUND'S    % OF FUND'S
                        INVESTMENTS    INVESTMENTS
                                       IN THESE MARKET
                                       SECTORS
                                       6 MONTHS AGO

General Obligation      35.5           34.2

Electric Revenue        12.3           13.0

Escrowed/Pre-Refunded   11.4           11.6

Health Care             11.3           10.8

Education               8.3            9.3

AVERAGE YEARS TO MATURITY AS OF JUNE 30, 1997
              6 MONTHS AGO

Years   7.4   8.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF JUNE 30, 1997
              6 MONTHS AGO

Years   5.6   6.1

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF JUNE 30, 1997 AS OF DECEMBER 31, 1996
Aaa 48.7%
Aa, A 28.3%
Baa 18.1%
Non-rated 2.3%
Short-term
investments 2.6%
Aaa 51.2%
Aa, A 27.9%
Baa 17.8%
Non-rated 2.7%
Short-term
investments 0.4%
Row: 1, Col: 1, Value: 48.7
Row: 1, Col: 2, Value: 28.3
Row: 1, Col: 3, Value: 18.1
Row: 1, Col: 4, Value: 2.3
Row: 1, Col: 5, Value: 2.6
Row: 1, Col: 1, Value: 49.6
Row: 1, Col: 2, Value: 27.9
Row: 1, Col: 3, Value: 17.8
Row: 1, Col: 4, Value: 2.7
Row: 1, Col: 5, Value: 2.0
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE
AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 97.4%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ALABAMA - 1.4%
Alabama Gen. Oblig. Rfdg. (Cap. Appreciation):
0% 3/1/01   $ 10,000 $ 8,462
  0% 9/1/01    5,000  4,138
  12,600
ALASKA - 4.0%
Anchorage Hosp. Rev. Rfdg. (Sisters of Providence Proj.)
Series 1991, 6.75% 10/1/02    2,575  2,813
North Slope Borough (Cap. Appreciation):
Series A:
 0% 6/30/02 (MBIA Insured)    20,000  15,750
   0% 6/30/03 (MBIA Insured)    10,000  7,463
 Series B:
 0% 1/1/02 (MBIA Insured)    8,500  6,853
  0% 1/1/03  (MBIA Insured)    3,200  2,448
  35,327
ARIZONA - 0.8%
Arizona Trans. Board Excise Tax Rev. Rfdg.
(Maricopa County Regional Area) Series A,
6% 7/1/03 (AMBAC Insured)    2,260  2,427
Maricopa County Ind. Dev. Auth. Hosp. Facs. Rev. Rfdg.
(Sun Health Corp.) 5.75% 4/1/07    1,920  1,943
Arizona Univ. Rev. Rfdg. (Univ. Rev. Sys.)
6.375% 6/1/05    2,100  2,284
  6,654
CALIFORNIA - 10.9%
California Edl. Facs. Auth. Rev. Rfdg. (Chapman Univ.)
5.375% 10/1/16    3,000  2,899
California Hsg. Fin. Agcy. Rev. (Home Mtg.):
(Cap. Appreciation) Series 1983 A, 0% 2/1/15    19,346  3,676
 Series G, 6% 2/1/10 (MBIA Insured) (b)    2,000  2,075
California Poll. Cont. Fing. Auth. Resource Recovery Rev.
(Waste Mgmt., Inc.) Series A, 7.15% 2/1/11 (b)    4,000  4,325
California Rural Home Mtg. Fin. Auth. Lease Rev. Series A,
4.45% 8/1/01 (MBIA Insured)    3,000  2,989
California State Gen. Oblig.:
8% 5/1/03    1,000  1,171
 6.25% 10/1/19    7,500  8,081
California Pub. Wks. Board Lease Rev.:
Rfdg. (Dept. of Corrections State Prisons, Monterey
 County) Series D, 5.375% 11/1/14    4,690  4,584
 (Franchise Tax Board-PH II) Series A, 6.25% 9/1/11   1,200  1,253
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
California Pub. Wks. Board Lease Rev.: - continued
(Various California State University Projs.)
 Series A, 6.30% 10/1/10   $ 1,625 $ 1,749
 Rfdg. (Univ. of California Proj.) Series A,
 5.10% 12/1/10 (AMBAC Insured)    1,640  1,626
California Statewide Commtys. Dev. Auth. Rev. Ctfs. of Prtn.
Rfdg. (Hosp. Triad Healthcare):
 5.90% 8/1/01    3,300  3,383
  6% 8/1/02    4,145  4,269
East Bay Muni. Util. Dist. Wtr. Sys. Rev. Rfdg. Sub.:
6% 6/1/12 (FGIC Insured)    1,000  1,036
 5% 6/1/13 (FGIC Insured)    1,000  956
Los Angeles County Pub. Wks. Fin. Auth. Lease Rev.
(Multi Cap. Facs. Projs. #4) 4.75% 12/1/10
(MBIA Insured)    2,195  2,083
Modesto Irr. Dist. Elec. Rev. Series A,
9.625% 1/1/11 (Escrowed to Maturity) (c)    4,390  5,669
Riverside Elec. Rev. 6% 10/1/15 (MBIA Insured)    2,000  2,035
Sacramento  Pwr. Auth. Cogeneration Proj. Rev.:
6% 7/1/99    3,000  3,074
 6% 7/1/00    3,100  3,193
 6% 7/1/01    3,300  3,420
 6.5% 7/1/08    2,000  2,128
San Bernardino County Ctfs. of Prtn. Rfdg.
(Med. Ctr. Fing. Proj.):
 5.25% 8/1/05    4,000  4,004
  5.25% 8/1/06    3,000  2,985
San Francisco City & County Arpts. Commty. Intl. Arpt. Rev.
2nd Series:
 5.25% 5/1/11 (FGIC Insured)    1,700  1,694
  5.25% 5/1/12 (FGIC Insured)    1,000  989
San Francisco City & County Swr. Rev. Rfdg.
5.90% 10/1/07 (AMBAC Insured)    4,850  5,159
Southern California Pub. Pwr. Auth. Pwr. Proj. Rev. Series 11,
0% 7/1/15 (Pre-Refunded to 7/1/00 @ 101) (c)    13,820  12,231
West Covina Ctfs. of Prtn. (Queen of the Valley Hosp.)
6.50% 8/15/09    3,425  3,660
  96,396
COLORADO - 2.2%
Colorado Health Facs. Auth. Rev. Rfdg. (Rocky Mountain
Adventist) 6.25% 2/1/04    16,100  16,784
Colorado Student Oblig. Bond Auth. Student Loan Rev.
Series A, 6.75% 9/1/99    2,650  2,739
  19,523
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
DISTRICT OF COLUMBIA - 3.5%
District of Columbia Gen. Oblig.:
Rfdg.:
 Series A:
  5.75% 6/1/03 (AMBAC Insured)   $ 1,140 $ 1,190
   5.875% 6/1/05 (AMBAC Insured)    4,000  4,200
  Series C, 5.75% 12/1/05 (AMBAC Insured)    2,155  2,252
 Series E, 5% 6/1/04 (FGIC Insured)    1,000  1,000
District of Columbia Hosp. Rev. Rfdg.
(Medlantic Healthcare Group - Washington Hosp. Ctr.):
Series A:
 6.75% 8/15/98    2,600  2,655
  6.80% 8/15/99    2,600  2,698
 Series B:
 5.80% 8/15/97    4,035  4,040
  6% 8/15/98    4,265  4,318
  6.25% 8/15/00    4,805  4,967
District of Columbia Rev. (Georgetown Univ.) Series A,
7.25% 4/1/11    3,500  3,638
  30,958
FLORIDA - 1.3%
Alachua County Health Facs. Auth. Health Facs. Rev.
Rfdg. (Santa Fe Healthcare Facs. Proj.)
6% 11/15/09 (Escrowed to Maturity) (c)    1,750  1,844
Broward County Resource Recovery Rev.
(SES Broward Co. LP South Proj.) 7.95% 12/1/08    3,260  3,549
Gainesville Util. Sys. Rev. Rfdg. Series B, 5.50% 10/1/13   3,500  3,518
Jacksonville Excise Tax Rev. Series B, 5.60% 10/1/08
(FGIC Insured)    2,500  2,547
  11,458
GEORGIA - 0.3%
Fulton County Wtr. & Swr.  Rev. Rfdg.
6.25% 1/1/06 (FGIC Insured)    2,500  2,738
IDAHO - 0.5%
Idaho Falls Elec. Rev. Rfdg. 0% 4/1/05 (FGIC Insured)   7,000  4,795
ILLINOIS - 3.5%
Chicago Midway Arpt. Rev. Series B:
6% 1/1/09 (MBIA Insured) (b)    2,000  2,103
 6.125% 1/1/12 (MBIA Insured) (b)    2,740  2,860
Chicago O'Hare Intl. Arpt. Rev. Rfdg. (Gen. Arpt. Second Lien)
Series A, 6.25% 1/1/08 (AMBAC Insured) (b)    9,820  10,569
Lake County Forest Preserve Dist. (Cap. Appreciation)
0% 12/1/04    5,850  4,058
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ILLINOIS - CONTINUED
Metropolitan Pier & Expo. Auth. Dedicated State Tax Rev.
(McCormick Place Expansion Proj.) (Cap. Appreciation)
Series A, 6.50% 6/15/07 (FGIC Insured)   $ 4,900 $ 5,439
Metropolitan Pier & Expo. Auth. Dedicated State Tax Rev.
(McCormick Place Expansion Proj.) (Cap. Appreciation)
Series A, 6.50% 6/15/07 (FGIC Insured)
(Pre-Refunded to 6/15/03 @ 102) (c)    100  109
Rolling Meadows Multi-Family Mtg. Rev. Rfdg.
(Woodfield Garden Apts. Proj.)
7.75% 2/1/04, LOC Banque Paribas    5,000  5,306
  30,444
INDIANA - 3.0%
Indiana Employment Dev. Poll. Cont. Rev. (Chrysler Corp.
Proj.) 5.70% 10/1/99    5,000  5,094
Indianapolis Resource Rec. Rev. Rfdg.
(Ogden Martin Sys., Inc. Proj.):
 6.50% 12/1/03 (AMBAC Insured)    4,755  5,213
  6.75% 12/1/04 (AMBAC Insured)    2,195  2,453
  6.75% 12/1/05 (AMBAC Insured)    5,510  6,192
  6.75% 12/1/08 (AMBAC Insured)    3,485  3,982
Marion County Ind. Hosp. Auth. Facs. Rev.:
(Commty. Hosp. Indianapolis Proj.)
 9.25% 5/1/98 (Escrowed to Maturity) (c)    700  718
 Rfdg. (Univ. Heights Hosp.) 8.625% 10/1/99
 (AMBAC Insured) (Escrowed to Maturity) (c)    2,220  2,410
  26,062
IOWA - 0.6%
Iowa Student Loan Liquidity Corp. Student Loan Rev.
Series A, 6.25% 3/1/00    5,080  5,258
KANSAS - 0.7%
Kansas City Util. Sys. Rev. (Cap. Appreciation):
0% 3/1/04 (AMBAC Insured) (Escrowed to Maturity) (c)   5,015  3,636
 0% 3/1/04 (AMBAC Insured)    3,735  2,703
  6,339
LOUISIANA - 1.6%
Louisiana Pub. Facs. Auth. Rev. Rfdg. (Student Loan) Sr.
Series A-1:
 6.10% 3/1/00    1,500  1,549
  6.10% 9/1/00    3,000  3,112
New Orleans Gen. Oblig. Rfdg. (Cap. Appreciation)
0% 9/1/05 (AMBAC Insured)    13,500  8,978
  13,639
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MARYLAND - 0.3%
Prince George's County Hosp. Rev.
(Dimensions Health Corp.):
 7% 7/1/01   $ 1,250 $ 1,355
  7.20% 7/1/06    305  339
  Rfdg. 5% 7/1/05    1,130  1,122
  2,816
MASSACHUSETTS - 11.8%
Boston Gen. Oblig. (Boston City Hosp.) Series A, 7.625%
2/15/21 (FHA Guaranteed) (FSA Insured) (Pre-Refunded
to 8/15/00 @ 102) (c)    2,000  2,223
Massachusetts Ed. Loan Auth. Ed. Loan Rev. Issue C,
7.40% 6/1/98, LOC Rabobank Nederland    950  957
Massachusetts Gen. Oblig.:
(Cap. Appreciation) 0% 12/1/00 (a)    3,500  3,636
 Rfdg. Series A, 5.50% 2/1/11    2,755  2,789
 Rfdg. Series C, 6.50% 8/1/11    2,000  2,133
 Series B:
 6% 8/1/13    3,500  3,675
  6% 8/1/14    4,000  4,185
Massachusetts Health & Edl. Facs. Auth. Rev. Series B:
(Lawrence Gen. Hosp.) 7.25% 7/1/01    5,715  5,986
 (Waltham/Weston Hosp. & Med. Ctr.) 8% 7/1/02    2,900  3,121
Massachusetts Ind. Fin. Agcy. Ind. Rev.:
Rfdg. (Beloit Corp. Proj.) Series A, 7.60% 12/1/11    1,000  1,094
 (Cap. Appreciation) (Massachusetts Biomedical Research):
 Series A-1:
  0% 8/1/01    10,800  8,883
   0% 8/1/02    5,700  4,446
  Series A-2:
  0% 8/1/04    10,800  7,587
   0% 8/1/05    5,100  3,379
   0% 8/1/07    5,800  3,342
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply
Sys. Rev. Rfdg. Series A, 6.75% 7/1/05    3,610  3,902
New England Ed. Loan Marketing Corp. Rev. Rfdg.
(Massachusetts Student Loan) Sr. Issue:
 Series A, 6.50% 9/1/02    27,525  29,658
  Series D, 6% 9/1/99    3,000  3,139
  Series D, 6.30% 9/1/02    7,815  8,343
University of Massachusetts - Lowell Bldg. Auth. Rfdg.
Fifth Series A, 6.75% 11/1/05 (AMBAC Insured)    1,705  1,920
  104,398
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MICHIGAN - 2.9%
Detroit Convention Facs. Rev. Rfdg. (Cobo Hall
Expansion Proj.) 5.25% 9/30/12   $ 17,200 $ 16,641
Michigan Muni. Auth. Rev. Rfdg. (Local Gov't. Loan Prog. G)
6.30% 11/1/05 (AMBAC Insured)    1,000  1,096
Michigan State Hosp. Fin. Auth. Rev. (Mercy Health Services)
Series Q, 6% 8/15/09 (AMBAC Insured)    1,195  1,272
Michigan Strategic Fund Poll. Cont. Rev. (Chrysler
Corp. Proj.) 5.70% 10/1/99    5,000  5,094
Utica Commty. School Bldg. & Site Rfdg.
4.10% 5/1/98 (FGIC Insured)    1,125  1,128
  25,231
MINNESOTA - 0.0%
Breckenridge Hosp. Facs. Rev. (Franciscan Sisters Healthcare)
Series B-1, 8.25% 9/1/97 (Escrowed to Maturity) (c)   305  307
MISSOURI - 0.1%
Missouri Hsg. Dev. Commission (Cap. Appreciation)
0% 9/1/25 (FHA Insured)    13,310  616
NEBRASKA - 0.5%
Nebraska Investment Fin. Auth. Hosp. Rev.
(Nebraska Methodist Health Sys.)
6.85% 3/1/02 (MBIA Insured)    2,000  2,185
Nebraska Pub. Pwr. Dist. Rev. Rfdg. (Pwr. Supply Sys.)
Series B, 5.25% 1/1/13    2,000  1,950
  4,135
NEVADA - 0.5%
Clark County School Dist. Ltd. Tax (Cap. Appreciation)
Series B, 0% 3/1/05 (FGIC Insured)    6,195  4,259
NEW HAMPSHIRE - 0.0%
New Hampshire Higher Ed. & Health Facs. Auth. Rev.
(Androscoggin Valley Hosp.) Series A,
7.90% 11/1/98 (GNMA Coll.)    290  293
NEW JERSEY - 1.8%
New Jersey Health Care Facs. Fin. Auth. Rev. Rfdg.
(Atlantic City Med. Ctr.) Series C:
 6.55% 7/1/03    2,200  2,335
  6.80% 7/1/05    2,750  2,949
New Jersey Econ. Dev. Auth. Mkt. Transition Facs.
Rev. Sr. Lien Series A, 7% 7/1/03 (MBIA Insured)    5,000  5,594
New Jersey State Trans. Corp. Cap. Grant Antic.
Series A, 5.40% 9/1/02 (FSA Insured)    4,500  4,652
  15,530
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NEW YORK - 9.0%
Metropolitan Trans. Auth. Svc. Contract (Trans. Facs.) Rfdg.
Series 7, 5.20% 7/1/04   $ 5,280 $ 5,300
New York City Muni. Assistance Corp.:
Series E, 6% 7/1/04    4,000  4,290
 Refdg. Series J, 5.50% 7/1/02    2,750  2,860
New York City Gen. Oblig.:
 Rfdg. Series A, 5.70% 8/1/02    1,800  1,856
 Series B, 7.50% 2/1/04    5,000  5,500
 Series B, Unltd. Tax. 7.50% 2/1/05    2,620  2,898
 Series B, 8.25% 6/1/07    1,775  2,163
 Series C, 6.40% 8/1/03    3,000  3,188
 Series G, 5.40% 2/1/01    13,885  14,093
 Series H, 7% 2/1/06    3,000  3,274
New York State Dorm Auth. Rev.:
(City Univ. Sys. Consolidated):
 Series A:
  5.70% 7/1/05    3,500  3,618
   5.75% 7/1/13    3,000  3,056
  Series C, 7.50% 7/1/10    2,500  2,981
  Series D, 8.75% 7/1/02    1,700  1,978
 (State Univ. Edl. Facs.):
 Rfdg. Series B, 5.25% 5/15/09    1,670  1,651
  Rfdg. Series B, 5.25% 5/15/11    2,000  1,953
  Series A, 5.20% 5/15/06    2,000  1,993
  Series C, 5.20% 5/15/04    4,185  4,222
New York State Local Gov't. Assistance Corp.:
Rfdg. Series A, 5.50% 4/1/04 (AMBAC Insured)    3,400  3,536
  Series B, 6% 4/1/18    2,500  2,553
New York State Thruway Auth. Hwy. & Bridge Trust Fund
Series A, 5.80% 4/1/09    3,000  3,101
New York State Thruway Auth. Svc. Contract Rev.
(Local Hwy. & Bridges) 6% 1/1/11    2,445  2,460
New York State Urban Dev. Corp. Rev. Rfdg.
(Syracuse Univ. Ctr.) 5.10% 1/1/02    1,100  1,099
  79,623
NORTH CAROLINA - 1.7%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.
Rfdg.:
 Series B, 6% 1/1/06    5,750  5,973
  Series C, 5.25% 1/1/04    9,340  9,305
  15,278
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NORTH DAKOTA - 0.2%
North Dakota Student Loan Rev. Series A,
7.75% 7/1/02 (AMBAC Insured)   $ 2,100 $ 2,198
OHIO - 1.8%
Franklin County Rev. (Online Computer Library Ctr., Inc. Proj.):
 5.65% 4/15/01    500  513
 5.75% 4/15/02    1,030  1,066
 5.90% 4/15/04    500  521
 6% 4/15/09    4,500  4,613
 Series 1991:
 6.50% 7/15/98    745  760
  6.60% 7/15/99    895  927
  6.70% 7/15/00    960  1,010
  6.80% 7/15/01    800  856
Lake County Hosp. Impt. Facs. Rev. (Lake Hosp. Sys., Inc.)
6.875% 8/15/11 (AMBAC Insured) (Escrowed to Maturity) (c) 3,800 4,099 Ohio Tpk. Commty. Rev. Series A, 5.60% 2/15/12
(MBIA Insured)    1,250  1,273
  15,638
OKLAHOMA - 0.8%
Grand River Dam Auth. Rev. Rfdg. 8% 6/1/02    3,890  4,459
Tulsa Ind. Auth. Hosp. Rev. (Tulsa Reg'l. Med. Ctr.)
7% 6/1/06 (Pre-Refunded to 6/1/03 @ 102) (c)    2,080  2,314
  6,773
PENNSYLVANIA - 4.8%
Allegheny County Gen. Oblig. (Cap. Appreciation)
Series C-34, 0% 2/15/02 (MBIA Insured) (a)    21,000  23,363
Delaware County Unltd. Tax Rfdg. (Cap. Appreciation)
0% 11/15/03    5,500  4,056
Northampton County Hosp. Auth. Rev. Rfdg. (Easton Hosp.)
Series B, 6.90% 1/1/02    2,305  2,383
Philadelphia Gen. Oblig. 6.25% 5/5/12 (MBIA Insured)   3,610  3,871
Philadelphia Hosp. & Higher Ed. Facs. Auth. Hosp. Rev.
Rfdg. (Temple Univ. Hosp.) Series A:
 5.40% 11/15/97    2,290  2,296
  5.75% 11/15/99    2,675  2,732
Philadelphia Wtr. & Wastewtr. Rev. Rfdg. 5.50% 6/15/03
(FGIC Insured)    3,300  3,444
  42,145
RHODE ISLAND - 0.3%
Rhode Island Student Loan Auth. Student Loan Rev. Rfdg.
Series A, 6.40% 12/1/99    2,340  2,451
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
SOUTH CAROLINA - 0.2%
Aiken County Hosp. Ind. Rev. Rfdg. (Beloit Corp. Proj.)
7.60% 12/1/11   $ 1,500 $ 1,652
TENNESSEE - 0.5%
Memphis-Shelby Cnty. Arpt. Auth. Rev. Rfdg. Series A:
5.50% 2/15/03 (MBIA Insured) (b)(d)    1,405  1,441
 6% 2/15/06 (MBIA Insured) (b)(d)    2,000  2,123
 6% 2/15/07 (MBIA Insured) (b)(d)    1,000  1,064
  4,628
TEXAS - 17.4%
Austin Util. Sys. Rev. Rfdg. (Cap. Appreciation) Series A,
0% 5/15/02 (MBIA Insured)    16,130  12,844
Dallas County Gen. Oblig. Rfdg. Unltd. Tax Series A:
0% 8/15/05    7,125  4,800
 0% 8/15/06    6,700  4,280
 0% 8/15/07    3,605  2,181
Eanes Independent School Dist. Rfdg.(Cap. Appreciation)
0% 8/1/04 (PSF Guaranteed)    2,005  1,424
Harris County Toll Road Sub. Lien Rev. Rfdg.
(Cap Appreciation):
 0% 8/1/05    16,275  10,884
  0% 8/1/06    13,000  8,239
 Series 1991:
 0% 8/1/02    8,485  6,671
  0% 8/1/03    12,570  9,380
Harris County Gen. Oblig. Rfdg. (Cap. Appreciation)
0% 10/1/01 (MBIA Insured)    11,890  9,765
Houston Wtr. & Swr. Sys. Rev. Rfdg. (Jr. Lien)
0% 12/1/15 (FGIC Insured) (Pre-Refunded to
12/1/00 @ 103) (a)(c)    36,000  41,805
Humble Independent School Dist. 8% 2/15/05
(PSF Guaranteed)    1,300  1,565
Katy Independent School Dist. Rfdg. (Cap. Appreciation)
Series A, 0% 2/15/07 (PSF Guaranteed)    2,550  1,571
Laredo Gen. Oblig. Rfdg. 5.25% 2/15/13
(FGIC Insured)    1,335  1,312
Leander Independent School Dist. Unltd. Tax:
7.50% 8/15/04 (PSF Guaranteed)    500  585
 7.50% 8/15/05 (PSF Guaranteed)    600  710
 7.50% 8/15/06 (PSF Guaranteed)    800  957
 7.50% 8/15/07 (PSF Guaranteed)    800  967
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
TEXAS - CONTINUED
Lewisville Independent School Dist. Gen. Oblig. Rfdg.
(Cap. Appreciation) 0% 8/15/08 (PSF Guaranteed)  $ 5,000 $ 2,781
Northside Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 2/1/05 (PSF Guaranteed)    6,155  4,232
Round Rock Independent School Dist. Unltd. Tax Rfdg.
(Cap. Appreciation) 0% 2/15/07 (PSF Guaranteed)   7,645  4,710
San Antonio Elec. & Gas Rev. Rfdg.:
5.75% 2/1/11 (Pre-Refunded 2/1/02 @ 101) (c)    2,845  3,005
 5.75% 2/1/11    4,155  4,238
San Antonio Gen. Impt. Rfdg.:
5.50% 8/1/04 (d)    1,000  1,014
 6% 8/1/08 (d)    2,210  2,298
Spring Branch Independent School Dist. Rfdg.
6.50% 2/1/02 (PSF Guaranteed)    1,000  1,079
 Unltd. Tax (Cap. Appreciation) 0% 2/15/07
 (PSF Guaranteed)    5,900  3,636
Texas State Pub. Fin. Auth. Rev. Series A:
  5% 10/1/14    3,375  3,227
  5.125% 8/1/11 (AMBAC Insured)    3,380  3,308
  153,468
UTAH - 3.4%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Rfdg.:
Series A, 6.50% 7/1/08 (AMBAC Insured)    565  636
 Series A, 6.50% 7/1/10 (AMBAC Insured)    1,000  1,120
 Series D, 5% 7/1/21 (MBIA Insured)    2,400  2,210
 Series G, 0% 7/1/12 (Pre-Refunded to 1/1/03 @ 101) (a)(c)  17,000  17,468
Jordan School Dist. 7.625% 6/15/04    1,000  1,167
Salt Lake County Wtr. Conservancy Dist. Rev. Rfdg.
(Cap. Appreciation) Series A, 0% 10/1/06
(AMBAC Insured)    3,500  2,201
Utah Board of Regents Student Loan Rev. Series A,
7.60% 11/1/00 (AMBAC Insured)    4,900  5,237
  30,039
VIRGINIA - 0.4%
Chesapeake Gen. Oblig. Pub. Impt. 6% 5/1/11    2,400  2,544
Virginia State Hsg. Dev. Auth. Residential Mtg.
(Multi-Family Mtg.)  Series I, 5.75% 5/1/07 (b)    1,380  1,411
  3,955
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
WASHINGTON - 4.6%
Washington Gen. Oblig. Series 96-A, 6.75% 7/1/04  $ 1,500 $ 1,676
Washington Pub. Pwr. Supply Sys. Rev.:
(Nuclear Proj. #2) :
 Rfdg. Series C, 7.50% 7/1/03    1,000  1,100
   Series A, 5% 7/1/09 (MBIA Insured)    5,000  4,881
 (Nuclear Proj. #3):
 Rfdg. Series B:
  0% 7/1/04 (MBIA Insured)    5,450  3,856
   0% 7/1/05 (MBIA Insured)    10,000  6,688
   (Cap. Appreciation) 0% 7/1/07    11,000  6,421
   (Cap. Appreciation) 0% 7/1/10    16,000  7,640
  Series C, 7.50% 7/1/08 (MBIA Insured) (f)    6,940  8,259
  40,521
WISCONSIN - 0.1%
Beloit Ind. Dev. Rev. Rfdg. (Beloit Corp. Proj.)
7% 12/1/01    1,000  1,064
TOTAL MUNICIPAL BONDS
(Cost $825,111)   859,209
MUNICIPAL NOTES (E) - 0.2%
FLORIDA - 0.1%
Florida Hsg. Fin. Agency Multi-Family Hsg. Rev.
(Brandon-Oxford) Series 1990-C, 4.20%, VRDN    600  600
ILLINOIS - 0.1%
Illinois Dev. Fin. Auth. Multi-Family Hsg. Rev. Rfdg.
(Garden Glen Apts. Proj.) Series 1993, 4.50%, VRDN   1,000  1,000
TOTAL MUNICIPAL NOTES
(Cost $1,600)   1,600
CASH EQUIVALENTS - 2.4%
 SHARES

Municipal Central Cash Fund (g)(h) (Cost $20,902)    20,901,584  20,902
TOTAL INVESTMENTS - 100%
(Cost $847,613)  $ 881,711
FUTURES CONTRACTS
AMOUNTS IN THOUSANDS EXPIRATION UNDERLYING FACE UNREALIZED
 DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
162 U.S. Treasury Bond Futures Sept. 1997 $ 17,992 $ 353
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 2.0%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
1. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Security collateralized by an amount sufficient to pay interest and principal.
4. Security purchased on a delayed delivery or when-issued basis (see Note 2 of Notes to Financial Statements).
5. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
6. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end the value of securities pledged amounted to $619,000.
7. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
8. At the period end, the seven-day yield of the Municipal Central Cash Fund was 4.17%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 72.4% AAA, AA, A 71.5%
Baa 16.2% BBB  16.1%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 2.3%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  35.5%
Electric Revenue  12.3
Escrowed/Pre-Refunded   11.4
Health Care  11.3
Education   8.3
Special Tax  5.1
Others (individually less than 5%)   16.1
TOTAL  100.0%
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $847,613,000. Net unrealized appreciation aggregated $34,098,000, of which $36,851,000 related to appreciated investment securities and $2,753,000 related to depreciated investment securities.
At December 31, 1996, the fund was required to defer approximately $5,009,000 of losses on futures contracts.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $847,613) -                                 $ 881,711
See accompanying schedule

Interest receivable                                                                   10,365

Other receivables                                                                     10

 TOTAL ASSETS                                                                         892,086

LIABILITIES

Payable for investments purchased                                          $ 7,878
Delayed delivery

Payable for fund shares redeemed                                            565

Distributions payable                                                       828

Accrued management fee                                                      260

Payable for daily variation on futures contracts                            91

Other payables and accrued expenses                                         161

 TOTAL LIABILITIES                                                                    9,783

NET ASSETS                                                                           $ 882,303

Net Assets consist of:

Paid in capital                                                                      $ 850,457

Accumulated undistributed net realized gain (loss)                                    (2,605)
on investments

Net unrealized appreciation (depreciation) on                                         34,451
investments

NET ASSETS, for 90,786 shares outstanding                                            $ 882,303

NET ASSET VALUE, offering price and redemption price per                              $9.72
share ($882,303 (divided by) 90,786 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INTEREST INCOME                                                              $ 24,853

EXPENSES

Management fee                                                     $ 1,684

Transfer agent, accounting and custodian fees and                   710
expenses

Non-interested trustees' compensation                               2

Registration fees                                                   30

Audit                                                               28

Legal                                                               9

Miscellaneous                                                       5

 Total expenses before reductions                                   2,468

 Expense reductions                                                 (29)      2,439

NET INTEREST INCOME                                                           22,414

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              3,065

 Futures contracts                                                  (246)     2,819

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              547

 Futures contracts                                                  287       834

NET GAIN (LOSS)                                                               3,653

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                              $ 26,067
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                     SIX MONTHS        YEAR ENDED
                                                         ENDED JUNE 30,    DECEMBER 31,
                                                         1997              1996
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 22,414          $ 46,604
Net interest income

 Net realized gain (loss)                                 2,819             9,655

 Change in net unrealized appreciation (depreciation)     834               (17,454)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          26,067            38,805
FROM OPERATIONS

Distributions to shareholders                             (22,414)          (46,604)
From net interest income

 From net realized gain                                   (1,849)           (2,881)

 TOTAL DISTRIBUTIONS                                      (24,263)          (49,485)

Share transactions                                        77,897            194,279
Net proceeds from sales of shares

 Reinvestment of distributions                            18,622            37,492

 Cost of shares redeemed                                  (119,746)         (260,585)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (23,227)          (28,814)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (21,423)          (39,494)

NET ASSETS

 Beginning of period                                      903,726           943,220

 End of period                                           $ 882,303         $ 903,726

OTHER INFORMATION
Shares

 Sold                                                     8,067             20,129

 Issued in reinvestment of distributions                  1,929             3,882

 Redeemed                                                 (12,422)          (26,999)

 Net increase (decrease)                                  (2,426)           (2,988)

FINANCIAL HIGHLIGHTS
      SIX MONTHS        YEARS ENDED DECEMBER 31,
      ENDED JUNE 30,
      1997

      (UNAUDITED)       1996                       1995   1994   1993 C   1992

SELECTED PER-SHARE DATA

Net asset value,               $ 9.700   $ 9.800   $ 8.990   $ 9.990   $ 9.600   $ 9.520
beginning of period

Income from Investment          .244      .488      .497      .512      .516      .573
Operations
Net interest income

 Net realized and               .040      (.069)    .810      (.980)    .630      .180
 unrealized gain
 (loss)

 Total from investment          .284      .419      1.307     (.468)    1.146     .753
 operations

Less Distributions

 From net interest              (.244)    (.488)    (.497)    (.512)    (.516)    (.573)
 income

 From net realized              (.020)    (.031)    -         (.010)    (.220)    (.100)
 gain

 In excess of net               -         -         -         (.010)    (.020)    -
 realized gain

 Total distributions            (.264)    (.519)    (.497)    (.532)    (.756)    (.673)

Net asset value,               $ 9.720   $ 9.700   $ 9.800   $ 8.990   $ 9.990   $ 9.600
end of period

TOTAL RETURN B                  2.98%     4.43%     14.84     (4.76)    12.24%    8.17%
                                                   %         %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of             $ 882     $ 904     $ 943     $ 878     $ 1,199   $ 976
period (in millions)

Ratio of expenses to            .56%      .56%      .57       .56%      .57%      .64%
average net assets             A                   %

Ratio of net interest           5.10%     5.06%     5.25      5.42%     5.19%     5.94%
income to average              A                   %
net assets

Portfolio turnover rate         13%       27%       31        30%       111%      50%
                               A                   %


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1997 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Limited Term Municipal Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount and losses deferred due to futures and options. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
(loss) on investments may include temporary book and tax basis differences which will
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements. WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and
2. OPERATING POLICIES -
CONTINUED
FUTURES CONTRACTS - CONTINUED
Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $56,937,000 and $104,606,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $64,556,000 and $60,120,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee computed daily and paid monthly, based on the fund's gross income at the rate of 5% of the gross income and .10% of average net assets. Gross income includes interest accrued less amortization of premium excluding accretion of discount. For the period, the management fee was equivalent to an annualized rate of .38% of average net assets.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. The Bank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $540,000 and $150,000, respectively. For the period, the transfer agent fees were equivalent to an annualized rate of .12% of average net assets.
5. EXPENSE REDUCTIONS.
Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .55% of average net assets. For the period, the reimbursement reduced the expenses by $28,000.
5. EXPENSE REDUCTIONS -
CONTINUED
In addition, the fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $1,000 under this arrangement.
6. PROPOSED REORGANIZATION.
The Board of Trustees of Fidelity Limited Term Municipal Income Fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Spartan Intermediate Municipal Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan Intermediate Municipal Income Fund in exchange solely for the number of shares of the fund having the same aggregate net asset value as the outstanding shares of Spartan Intermediate Municipal Income Fund at the close of business on the day that the Reorganization is effective. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the Investment Company Act of 1940) of outstanding voting securities of Spartan Intermediate Municipal Income Fund. A Special Meeting of Shareholders ("Meeting") of Spartan Intermediate Municipal Income Fund will be held on February 18, 1998 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in December 1997. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about February 26, 1998.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
David Murphy, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Edward C. Johnson 3d
Robert M. Gates *
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
UMB Bank, n.a.
Kansas City, MO
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
* INDEPENDENT TRUSTEES
FIDELITY'S MUNICIPAL BOND FUNDS
Aggressive Municipal
California Insured Municipal Income
California Municipal Income
Limited Term Municipal Income
Municipal Income
New York Insured Municipal Income
New York Municipal Income
Spartan Arizona Municipal Income
Spartan California Intermediate Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Insured Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts
Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal Income
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE